Prospectus for MainStay VP Series Fund, Inc. May 1, 2009, as supplemented November 20, 2009

MainStay VP Cash Management Portfolio– Initial Class Shares
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

What's Inside?
4	Overview
4	MainStay VP Cash Management Portfolio
6	More About Investment Strategies and Risks
6	The Fund and its Management
10	Purchase and Redemption of Shares
10	Taxes, Dividends and Distributions
12	Financial Highlights
Overview

This Prospectus discusses the Initial Class shares of the MainStay VP Cash Management Portfolio (the "Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983. The Fund offers twenty-three Portfolios.

In many respects, the Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

The Portfolio has a name, an investment objective and investment policies that are very similar to other publicly available mutual funds that are managed by the same investment adviser. The Portfolio will not have the same performance as those publicly available mutual funds, in part due to different cash flows into and out of the portfolio, different fees, and different asset levels.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"). Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios"), which are offered in a separate prospectus.

The Fund has received an exemptive order from the Securities and Exchange Commission ("Exemptive Order") that permits the Portfolio to sell shares to separate accounts of other unaffiliated insurance companies, as well as to NYLIAC. The Portfolio currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Portfolio may offer its shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Fund's Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices.

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolio and the benefits payable under a Policy.

This Prospectus discusses one Portfolio that invests for a combination of income, capital preservation and liquidity. The Portfolio is managed by New York Life Investment Management LLC ("New York Life Investments" or the "Manager"). New York Life Investments is responsible for the day-to-day portfolio management of the Portfolio.

In times of unusual or adverse conditions, the Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.

Not Insured—You Could Lose Money

Before considering an investment in the Portfolio, you should understand that you could lose money.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Portfolio. Please see "More About Investment Strategies and Risks" for more information.

NAV Will Fluctuate

The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.

MainStay VP Cash Management Portfolio
The MainStay VP Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Portfolio maintains a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, New York Life Investments, the Portfolio's Manager, looks for securities that appear to offer the best value based on an analysis of:

  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  bank and bank holding company obligations such as CDs and bankers' acceptances;

  commercial paper, which is a short-term unsecured loan to corporations;

  loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

  time deposits;

  repurchase agreements; and

  corporate debt securities.

The Portfolio may also invest in variable rate notes, floaters, mortgage-related and asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

Variable rate notes are debt securities that provide for periodic adjustments to their interest rates.

Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

Investment Process

All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

All of the assets of the Portfolio generally will be invested in obligations that mature in 397 days or less and substantially all of which will be held to maturity. However, securities collateralizing repurchase agreements may have maturities in excess of 397 days and, consistent with the provisions of Rule 2a-7, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.

Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:

  political and economic instability;

  less publicly available information about issuers; and

  changes in U.S. or foreign tax or currency laws.

The Portfolio's principal investments include variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Manager is incorrect about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of such investments could result in a loss. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The table shows how the Portfolio's average annual total returns for one-, five- and ten-year periods compare to those of a money market fund average and a broad-based money market fund index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares

Highest return/best quarter
3Q/00	1.56%
Lowest return/worst quarter
1Q/04	0.14%

Average Annual Total Returns
(for the periods ended December 31, 2008)
	1 year	5 years	10 years
MainStay VP Cash Management Portfolio
Initial Class	2.18%	3.07%	3.20%
7-day current yield (as of December 31, 2008) Initial Class: 0.28%
Lipper Variable Products Money Market Portfolio Average[1]	2.23%	3.00%	3.15%
Lipper Money Market Funds Index[2]	2.41%	3.01%	3.14%
1	The Lipper Variable Products Money Market Portfolio Average is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. The Portfolio selected the Lipper Variable Products Money Market Portfolio Average as its primary benchmark index in replacement of the Lipper Money Market Funds Index. The Portfolio selected the Lipper Variable Products Money Market Portfolio Average because it believes that this benchmark is more reflective of the Portfolio's peer group performance.
2	The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

Initial Class
Management Fee[1]	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses[2]	0.50%
1	The management fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; and 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.
2	From time to time, the Portfolio's Manager may limit the Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in this prospectus. It may be revised or terminated by the Manager at any time without notice.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).

	1 Year	3 Years	5 Years	10 Years
Initial Class	$51	$160	$280	$628
More About Investment Strategies and Risks
The information below describes in greater detail the investments, investment practices and other risks pertinent to the Portfolio.

Additional information about the investment practices of the Portfolio and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

American Depositary Receipts ("ADRs")

The Portfolio may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRS are considered to be foreign securities.

Credit Risk

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

Debt Securities

The Portfolio may invest in debt securities for income or other reasons. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):

  bonds;

  notes; and

  debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity. The risks involved with investing in debt securities include (without limitation):

  Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

  Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Portfolio that holds debt securities with a shorter maturity.

  Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

  Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject the Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.

Illiquid and Restricted Securities

The Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

Mortgage-Related and Asset-Backed Securities

Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, the Portfolio may invest without limit in cash or money market and other investments.

The Portfolio may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 and its investment guidelines.

The Fund and its Management

Who Runs the Fund's Day-to-Day Business?

The Board of Directors of MainStay VP Series Fund, Inc. (the "Board") oversees the actions of the Manager and decides on general policies governing the operations of the Portfolio. The Board also oversees the Portfolio's officers, who conduct and supervise the daily business of the Portfolio.

New York Life Investment Management LLC ("New York Life Investments" or "Manager"), 51 Madison Avenue, New York, New York 10010, serves as the Portfolio's Manager. In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio's business affairs and manages the investment operations of the Portfolio. In addition, the Manager is responsible for the composition of the Portfolio, subject to the supervision of the Board. The Manager commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life.

The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio.

The Manager also pays the salaries and expenses of all personnel affiliated with the Portfolio, except for the Independent Directors, and all operational expenses that are not the responsibility of the Portfolio. Pursuant to an Amended and Restated Management Agreement ("Management Agreement"), the Manager is entitled to receive fees from the Portfolio, accrued daily and payable monthly.

For the fiscal year ended December 31, 2008, the Portfolio paid the Manager an effective management fee for services performed as a percentage of the average daily net assets of the Portfolio at an annual rate of 0.43%.

A discussion regarding the basis for the Board of Directors approving the Fund's Management Agreement is available in the Fund's Annual Report covering the annual period ended December 31, 2008.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolio. These services include calculating the Portfolio's daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's net asset values, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. State Street also holds the Portfolio's foreign assets. For providing these services, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements may amount to payments from New York Life Investments' own resources which are not expected to exceed 0.25% of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of the Portfolio or of an affiliated person of the Portfolio (each an "Affiliated Broker") may act as broker for the Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolio on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.

Portfolio Managers

New York Life Investments uses a team of portfolio managers and analysts acting together to manage the Portfolio's investments. The senior members of the Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:

MainStay VP Cash Management Portfolio	David Clement and Thomas J. Girard

Portfolio Manager Biographies:

The following section provides biographical information about the Portfolio's portfolio managers. Additional information regarding each portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolio each manages is available in the SAI.

David E. Clement, CFA	Mr. Clement became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009. Mr. Clement is a member of the fixed income portfolio management team at New York Life. As of 2000, the fixed income portfolio management team at New York Life became a part of New York Life Investments. Mr. Clement joined the Asset Management Group of New York Life in 1990. Mr. Clement has been a Chartered Financial Analyst since 1993.
Thomas J. Girard	Mr. Girard became a portfolio manager of the MainStay VP Cash Management Portfolio in March 2009. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined New York Life Investments in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining New York Life Investments, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset-backed and corporate bond portfolios. He received a BS from St. John Fisher College and an MBA from Fordham University. Mr. Girard is a Certified Public Accountant.
Purchase and Redemption of Shares

Fair Valuation, Market Timing, and Portfolio Holdings Disclosure

Determining the Portfolio's Share Prices ("NAV") and the Valuation of Securities

Shares in the Portfolio are offered to and are redeemed by the Separate Accounts at a price equal to its net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.

The Portfolio generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The NAV per share is determined by dividing the value of the Portfolio's net assets by the number of shares outstanding on that day. The value of the Portfolio's investments is generally based on amortized cost. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) The Portfolio may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

The interests of the Fund's shareholders and the Fund's enforceability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager might have to maintain more of the Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.

The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of the Portfolio's shares in order to protect long-term Owners of the Fund. The Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

The Portfolio is generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners' transactions. The Fund's policy is that the Portfolio must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolio. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolio's Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolio's objective of avoiding disruption due to market timing.

While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities holdings is available in the Fund's SAI. The Fund will publish quarterly a list of the Portfolio's ten largest holdings and publish monthly, a complete schedule of the Portfolio's portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-598-2019. Disclosure of the Portfolio's portfolio holdings is made available as of the last day of each calendar month, no earlier than 30 days after the end of the reported month. In addition, disclosure of the Portfolio's top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Portfolio's quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Taxes, Dividends and Distributions

Taxes

The Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Fund will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The Portfolio seeks to maintain a constant net asset value of $1.00 per share and will declare a dividend of its net investment income daily and distribute such dividend monthly. Shareholders of the Portfolio begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. The Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolio may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The following financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in that Portfolio (assuming reinvestment of all dividends and distributions). The information for the Portfolio has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

MainStay VP Cash Management Portfolio
(Selected per share data and ratios)

	Year ended December 31,
Initial Class	2008	2007	2006	2005		2004
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	0.02	0.05	0.04	0.03		0.01
Net realized and unrealized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	0.00	‡	0.00 ‡
Total from investment operations	0.02	0.05	0.04	0.03		0.01
Less dividends and distributions:
From net investment income	(0.02)	(0.05)	(0.04)	(0.03)		(0.01)
From net realized gain on investments	--	--	--	--		(0.00)‡
Total dividends and distributions	(0.02)	(0.05)	(0.04)	(0.03)		(0.01)
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00		$1.00
Total investment return	2.18%	4.86%	4.57%	2.96	%(a)	0.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income	2.02%	4.71%	4.50%	2.91%		0.83%
Net expenses	0.50%	0.50%	0.52%	0.30%		0.55%
Expenses (before reimbursement)	0.50%	0.50%	0.52%	0.50%		0.55%
Net assets at end of year (in 000's)	$1,095,888	$605,222	$351,753	$306,900		$308,660
‡	Less than one cent per share.
(a)	Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.

More information about the Portfolio is available free upon request:

Statement of Additional Information ("SAI")

Provides more details about the Portfolio. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

Annual/Semi-Annual Reports

Provide additional information about the Portfolio's investments and include discussions of market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

To obtain information:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at mainstayinvestments.com.

You can obtain information about the Portfolio (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

No dealer, salesman or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Series Fund, Inc.
 SEC File Number: 811-03833-01